SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


            Pursuant to Section 13 or 15 (d) of the
                Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)

                      November 13, 1996


               FREEPORT-McMoRan COPPER & GOLD INC.
      (Exact name of registrant as specified in its charter)


     Delaware                      1-9916                 72-2480931
(State or other jurisdiction   (Commission File        (I.R.S. Employer
  of incorporation)                Number)            Identification No.)


           1615 Poydras Street, New Orleans, Louisiana    70112
            (Address of principal executive offices)    (Zip Code)


     Registrant's telephone number, including area code:  (504) 582-4000


Item 7.   Financial Statements and Exhibits.

     The  exhibits  set  forth  below are filed herewith.  Exhibits 4.1 and
25.1 relate to the Registrant's Registration Statement on Form S-3, Registration No. 333-2699. Exhibits 10.1-10.5 relate to the Registrant's Registration Statements on Form S-3 Registration Nos. 333-2699, 33-45787, 33-52503, 33-66098 and 33-63376.

4.1 Form of Senior Indenture from Freeport-McMoRan Copper & Gold Inc. to The Chase Manhattan Bank, as Trustee.

10.1 Amendment dated October 9, 1996, to the Credit Agreement dated June 30, 1995 among P.T. Freeport Indonesia Company ("PT-FI"), Freeport-McMoRan Copper & Gold Inc. ("FCX"), First Trust of New York and The Chase Manhattan Bank.

10.2 Amendment dated October 9, 1996, to Credit Agreement dated October 27, 1989 among PT-FI, Freeport-McMoRan Copper & Gold Inc., First Trust of New York and The Chase Manhattan Bank.

10.3 Agreement dated October 11, 1996, to Amend and Restate Trust Agreement among PT-FI, FCX, the RTZ Corporation PLC, P.T. RTZ-CRA Indonesia, RTZ Indonesian Finance Limited, and First Trust of New York, National Association, and the Chase Manhattan Bank (formerly Chemical Bank), as Administrative Agent, JAA Security Agent and Security Agent.

10.4 Credit   Agreement  dated  October 11, 1996,  between  PT-FI  and  RTZ
     Indonesian Finance Limited.

10.5 Participation Agreement between PT-FI and P.T. RTZ-CRA Indonesia with respect to a certain contract of work, dated October 11, 1996.

25.1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Chase Manhattan Bank on Form T-1, dated November 12, 1996.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FREEPORT-McMoRan COPPER & GOLD INC.



                              By:  /s/ Henry A. Miller
                                   ___________________________________
                                   Name:     Henry A. Miller
Dated:    November 13, 1996        Title:    Vice President and
                                             General Counsel